Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com

TSYS Reports Second Quarter Earnings

Increases 2017 Outlook for Revenue and Earnings per Share, Increases Quarterly Dividend by 30%

Columbus, Ga., July 25, 2017 —  TSYS (NYSE: TSS) today reported results for the second quarter of 2017.

“Our second quarter results were outstanding driven by solid revenue growth that converted into very strong operating income and diluted earnings per share(EPS).   These results are all organic as this is the first quarter that the TransFirst acquisition is in both quarters reflecting the execution of our strategic goals,” said M. Troy Woods, chairman and chief executive officer of TSYS.

“With our strong cash flow, we reduced our debt another $125 million during the quarter bringing our year to date reduction to $225 million. We are also pleased to announce that we are increasing our quarterly dividend by 30% to $0.13 per share from $0.10 per share and raising our revenue and EPS guidance,” said Woods.

Highlights for the second quarter of 2017 vs. 2016:

•	Total revenues were $1.2 billion, an increase of 6.1%.
•	Net revenue (non-GAAP), which excludes reimbursable items, interchange and assessment expenses, was $844.1 million, an increase of 6.2%.
•	Net income attributable to TSYS common shareholders was $115.0 million, an increase of 65.0%. Diluted EPS were $0.62, an increase of 64.3%.
•	Adjusted earnings (non-GAAP) were $158.2 million, an increase of 16.8%. Adjusted diluted EPS (non-GAAP) were $0.85, an increase of 16.4%.
•	Adjusted EBITDA (non-GAAP) was $307.7 million, an increase of 12.3%.

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com

Dividend Increase

TSYS’ Board of Directors approved a 30% increase in the regular quarterly dividend payable on TSYS common stock from $0.10 per share to $0.13 per share, payable on October 2, 2017 to shareholders of record as of the close of business on September 21, 2017.

            2017 Revised Outlook

The 2017 revised guidance is below.

	2017 Revised Financial
(in millions, except per share amounts)	Outlook Range			Percent Change
Revenue:
Total revenues (GAAP)	$4,809	to	$4,889	15%	to	17%
Net revenue (non-GAAP)	$3,315	to	$3,395	9%	to	12%

Earnings per share:
Diluted EPS (GAAP)	$2.30	to	$2.38	33%	to	37%
Adjusted diluted EPS attributable to TSYS common shareholders (non-GAAP)	$3.22	to	$3.30	15%	to	18%
Weighted average diluted shares outstanding		185

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, July 25. The conference call can be accessed via simultaneous Internet broadcast on the “Investor Relations” section of TSYS’ website at investors.tsys.com where an accompanying slide presentation will also be available. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, net revenue, adjusted earnings, adjusted EBITDA and adjusted diluted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures is included on pages 11 to 14 in the financial schedules of this release.

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com

About TSYS

TSYS® (NYSE: TSS) is a leading global payments provider, offering seamless, secure and innovative solutions across the payments spectrum — from issuer processing and merchant acquiring to prepaid program management. We succeed because we put people, and their needs, at the heart of every decision. It’s an approach we call ‘People-Centered Payments®’.

Our headquarters are located in Columbus, Ga., U.S.A., with approximately 11,500 team members and local offices spread across 13 countries. TSYS generated revenue of $4.2 billion in 2016, while processing more than 25.5 billion transactions. We are a member of The Civic 50 and were named one of the 2017 World's Most Ethical Companies by Ethisphere magazine. TSYS is a member of the S&P 500 and routinely posts all important information on its website. For more, visit tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2017 total revenues, net revenue, diluted EPS and adjusted diluted EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions, particularly the TransFirst acquisition; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates, and in particular with respect to the current environment, adverse developments with respect to foreign currency exchange rates as a result of the United Kingdom’s decision to leave the European Union (Brexit); expenses incurred associated with the signing of a significant client; TSYS does not convert clients’ portfolios as scheduled; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules  or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed or limit the types and amounts of fees that can be charged to customers, and in particular the CFPB’s new rule regarding prepaid financial products; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567 www.tsys.com clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. TSYS disclaims any obligation to update any forward-looking statements as a result of new information, future developments or otherwise except as required by law.

Contacts:

Cyle Mims

TSYS Media Relations

+1.706.644.3110

cylemims@tsys.com

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

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TSYS Announces Second Quarter 2017 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Total revenues	$1,222,375	1,151,587	6.1%	$2,407,100	1,890,965	27.3%

Cost of services*	877,887	841,923	4.3	1,739,744	1,326,430	31.2
Selling, general and administrative expenses*	151,240	173,843	(13.0)	306,925	277,027	10.8
Total expenses	1,029,127	1,015,766	1.3	2,046,669	1,603,457	27.6

Operating income	193,248	135,821	42.3	360,431	287,508	25.4

Nonoperating expenses*	(30,042)	(29,760)	(0.9)	(59,945)	(51,857)	(15.6)
Income before income taxes and equity in income of equity investments	163,206	106,061	53.9	300,486	235,651	27.5
Income taxes	56,207	40,290	39.5	99,289	83,719	18.6
Income before equity in income of equity investments	106,999	65,771	62.7	201,197	151,932	32.4
Equity in income of equity investments, net of tax*	9,513	5,977	59.2	22,422	12,224	83.4
Net income	116,512	71,748	62.4	223,619	164,156	36.2
Net income attributable to noncontrolling interests	(1,498)	(2,040)	26.6	(2,737)	(3,820)	28.4
Net income attributable to TSYS common shareholders	$115,014	69,708	65.0%	$220,882	160,336	37.8%

Earnings per share (EPS):
Basic EPS	$0.62	0.38	64.6%	$1.20	0.87	37.3%

Diluted EPS	$0.62	0.38	64.3%	$1.19	0.87	37.2%

Weighted average shares outstanding:
(includes participating securities)
Basic	184,153	183,724		184,019	183,489
Diluted	185,286	184,598		185,122	184,335

Dividends declared per share	$0.10	0.10		$0.20	0.20

Non-GAAP measures:**
Net revenue	$844,068	794,937	6.2%	$1,676,960	1,466,581	14.3%

Adjusted EBITDA	$307,698	274,032	12.3%	$594,935	504,862	17.8%

Adjusted earnings	$158,215	135,416	16.8%	$310,480	256,126	21.2%

Adjusted diluted EPS	$0.85	0.73	16.4%	$1.68	1.39	20.7%

*   Certain prior year amounts have been reclassified between nonoperating expenses and equity in income of equity investments, net of tax and between cost of services and selling, general and administrative expenses.

**  See reconciliation of non-GAAP measures.

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TSYS Announces Second Quarter 2017 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2017	2016	$	%	2017	2016	$	%
Adjusted operating income by segment:
Issuer Solutions (a)	$147,277	128,493	18,784	14.6%	$281,150	263,570	17,580	6.7%
Merchant Solutions (b)	101,996	89,915	12,081	13.4	193,275	128,272	65,003	50.7
Netspend (c)	46,044	42,481	3,563	8.4	94,692	84,682	10,010	11.8
Corporate admin and other	(36,036)	(33,340)	(2,696)	(8.1)	(71,608)	(62,808)	(8,800)	(14.0)
Adjusted segment operating income (d)	259,281	227,549	31,732	13.9	497,509	413,716	83,793	20.3
Less:
Share-based compensation	11,008	12,566	(1,558)	(12.4)	20,055	20,723	(668)	(3.2)
TransFirst M&A and integration expenses	4,165	20,676	(16,511)	(79.9)	9,034	24,078	(15,044)	(62.5)
Litigation, claims, judgments or settlements	(83)	—	(83)	na	1,878	—	1,878	na
Acquisition intangible amortization	50,943	58,486	(7,543)	(12.9)	106,111	81,407	24,704	30.3
Operating income	193,248	135,821	57,427	42.3	360,431	287,508	72,923	25.4
Nonoperating expenses, net	(30,042)	(29,760)	(282)	(0.9)	(59,945)	(51,857)	(8,088)	(15.6)
Income before income taxes and equity in income of equity investments	$163,206	106,061	57,145	53.9%	$300,486	235,651	64,835	27.5%

Net revenue by segment:
Issuer Solutions (f)	$392,760	377,862	14,898	3.9%	$780,015	755,871	24,144	3.2%
Merchant Solutions (g)	278,588	261,467	17,121	6.5	539,149	382,079	157,070	41.1
Netspend (h)	183,065	162,620	20,445	12.6	380,530	347,613	32,917	9.5
Segment net revenue	854,413	801,949	52,464	6.5	1,699,694	1,485,563	214,131	14.4
Less: Intersegment revenues	10,345	7,012	3,333	47.5	22,734	18,982	3,752	19.8
Net revenue (i)	844,068	794,937	49,131	6.2	1,676,960	1,466,581	210,379	14.3
Add: reimbursable items, interchange and assessments expenses	378,307	356,650	21,657	6.1	730,140	424,384	305,756	72.0
Total revenues	$1,222,375	1,151,587	70,788	6.1%	$2,407,100	1,890,965	516,135	27.3%

Adjusted segment operating margin on segment net revenue:
Issuer Solutions (a)/(f)	37.5%	34.0%			36.0%	34.9%
Merchant Solutions (b)/(g)	36.6%	34.4%			35.9%	33.6%
Netspend (c)/(h)	25.2%	26.1%			24.9%	24.4%

Total adjusted operating margin on net revenue: (d)/(i)	30.7%	28.6%			29.7%	28.2%

na = not applicable

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TSYS Announces Second Quarter 2017 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended June 30,					Six Months Ended June 30,
			Change					Change
	2017	2016	$	%		2017	2016	$	%
Depreciation and amortization by segment:
Issuer Solutions	$35,735	35,649	86	0.2%	XX	$72,588	71,268	1,320	1.9%
Merchant Solutions	7,380	6,805	575	8.4		14,402	11,856	2,546	21.5
Netspend	4,180	3,116	1,064	34.1		8,272	6,224	2,048	32.9
Depreciation and amortization	47,295	45,570	1,725	3.8		95,262	89,348	5,914	6.6
Acquisition intangible amortization	50,943	58,486	(7,543)	(12.9)		106,111	81,407	24,704	30.3
Corporate admin and other	1,121	913	208	22.8		2,164	1,797	367	20.4
Total depreciation and amortization	$99,359	104,969	(5,610)	(5.3)%		$203,537	172,552	30,985	18.0%

Segment statistical data:

Issuer Solutions
Total transactions (in millions)	5,340.6	4,985.1	355.5	7.1%		10,217.2	9,573.1	644.1	6.7%
Total Accounts on file (AOF) (in millions)						773.6	742.1	31.5	4.2%
Total traditional AOF (in millions)						542.0	501.1	40.9	8.2%

Merchant Solutions
Point-of-sale transactions (in millions)	1,233.5	1,159.5	74.0	6.4%		2,361.3	2,250.4	110.9	4.9%
Dollar sales volume (in millions)	$31,127.5	28,560.8	2,566.7	9.0%		$60,247.9	40,344.2	19,903.7	49.3%
Net revenue per transaction	$0.226	0.225	0.001	0.2%		$0.228	0.170	0.058	34.5%

Netspend
Gross dollar volume (in millions)	$7,605.5	6,614.7	990.8	15.0%		$17,212.8	15,776.2	1,436.6	9.1%
Direct deposit 90-day active cards (in thousands)						2,416.7	2,192.5	224.2	10.2%
90-day active cards (in thousands)						4,964.9	4,448.8	516.1	11.6%
% of 90-day active cards with direct deposit						48.7%	49.3%

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TSYS Announces Second Quarter 2017 Earnings

TSYS

Condensed Balance Sheet

(unaudited)

(in thousands)

	June 30, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$427,589	425,354
Accounts receivable, net	442,094	432,847
Other current assets	156,297	164,488
Total current assets	1,025,980	1,022,689
Goodwill	3,271,975	3,270,952
Software and other intangible assets, net	1,213,871	1,329,864
Property and equipment, net	280,636	282,345
Other long term assets	481,619	460,327
Total assets	$6,274,081	6,366,177

Liabilities
Current liabilities:
Accounts payable	$52,095	38,712
Current portion of long-term borrowings and capital leases	573,075	50,727
Other current liabilities	315,077	330,914
Total current liabilities	940,247	420,353
Long-term borrowings and capital leases, excluding current portion	2,564,068	3,313,276
Deferred income tax liabilities	402,088	419,552
Other long-term liabilities	90,040	88,983
Total liabilities	3,996,443	4,242,164
Redeemable noncontrolling interest	13,102	24,093
Equity	2,264,536	2,099,920
Total liabilities and equity	$6,274,081	6,366,177

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TSYS Announces Second Quarter 2017 Earnings

TSYS

Selected Cash Flow Highlights

(unaudited)

(in thousands)

	Six Months Ended June 30,
	2017	2016
Cash flows from operating activities:
Net income	$223,619	164,156
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments, net of tax	(22,422)	(12,224)
Dividends received from equity investments	943	808
Depreciation and amortization	203,537	172,552
Amortization of debt issuance costs	2,163	11,451
Share-based compensation	20,055	20,724
Deferred income tax expense	(18,191)	18,519
Other noncash adjustments	38,248	21,449
Changes in operating assets and liabilities	(47,160)	(58,354)
Net cash provided by operating activities	400,792	339,081

Purchases of property and equipment	(26,739)	(20,669)
Additions to licensed computer software from vendors	(10,568)	(11,379)
Additions to internally developed computer software	(13,581)	(18,484)
Additions to contract acquisition costs	(14,655)	(31,276)
Cash used in acquisitions, net of cash acquired	—	(2,345,438)
Other investing activities	(759)	(1,730)
Net cash used in investing activities	(66,302)	(2,428,976)

Principal payments on long-term borrowings and capital lease obligations	(234,093)	(435,953)
Proceeds from long-term borrowings	—	2,666,295
Debt issuance costs	—	(26,554)
Purchase of noncontrolling interests	(70,000)	(5,878)
Dividends paid on common stock	(36,734)	(36,622)
Proceeds from exercise of stock options	8,987	9,737
Other financing activities	(3,909)	(829)
Net cash (used in) provided by financing activities	(335,749)	2,170,196

Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	3,494	(4,310)
Net increase in cash and cash equivalents	2,235	75,991
Cash and cash equivalents at beginning of period	425,354	389,328
Cash and cash equivalents at end of period	$427,589	465,319

Supplemental
Capital expenditures	$65,543	81,808
Free cash flow (non-GAAP)*	$335,249	257,273

*  See reconciliation of non-GAAP measures.

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TSYS Announces Second Quarter 2017 Earnings

TSYS

Supplemental Information

(unaudited)

Other

AOF:

	Total Accounts on File
	At	At	%
(in millions)	June 2017	June 2016	Change
Consumer	457.0	425.3	7.4
Commercial	51.5	47.0	9.6
Other	33.5	28.8	16.2
Traditional AOF	542.0	501.1	8.2
Prepaid*/Stored Value	50.6	79.5	(36.3)
Government Services	91.3	84.6	7.9
Commercial Card Single Use	89.7	76.9	16.6
Total AOF	773.6	742.1	4.2

* Prepaid does not include Netspend accounts

Growth in Accounts on File (in millions):
	June 2016 to	June 2015 to
	June 2017	June 2016
Beginning balance	742.1	751.4
Change in accounts on file due to:
Internal growth of existing clients	53.1	51.8
New clients	23.7	32.9
Purges/Sales	(23.3)	(24.0)
Deconversions	(22.0)	(70.0)
Ending balance	773.6	742.1

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TSYS Announces Second Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedules below provide a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents second quarter and year-to-date 2017 financial results using the previous year’s foreign currency exchange rates. On a constant currency basis, TSYS’ total year-to-date revenues for the second quarter of 2017 grew 28.4% as compared to a reported GAAP increase of 27.3%.

The schedules below also provide a reconciliation of diluted EPS to adjusted diluted EPS.

The schedules below also provide a reconciliation of net income to Adjusted EBITDA.

The schedules below also provide a reconciliation of cash flows from operating activities and capital expenditures to free cash flow.

The schedules below also provide a reconciliation of 2017 guidance of total revenues to net revenue and diluted EPS to adjusted diluted EPS.

The tax rate used in the calculation of adjusted diluted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its provision of non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Second Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Consolidated
Constant currency (1)	$1,232,358	1,151,587	7.0%	$2,428,207	1,890,965	28.4%
Foreign currency impact (2)	(9,983)	—		(21,107)	—
Total revenues	$1,222,375	1,151,587	6.1%	$2,407,100	1,890,965	27.3%

Constant currency (1)	$853,368	794,937	7.4%	$1,696,600	1,466,581	15.7%
Foreign currency impact (2)	(9,300)	—		(19,640)	—
Net revenue	$844,068	794,937	6.2%	$1,676,960	1,466,581	14.3%

Constant currency (1)	$197,922	135,821	45.7%	$369,893	287,508	28.7%
Foreign currency impact (2)	(4,674)	—		(9,462)	—
Operating income	$193,248	135,821	42.3%	$360,431	287,508	25.4%

Issuer Solutions
Constant currency (1)	$452,597	429,864	5.3%	$900,832	859,577	4.8%
Foreign currency impact (2)	(9,961)	—		(21,079)	—
Total revenues	$442,636	429,864	3.0%	$879,753	859,577	2.3%

Constant currency (1)	$402,038	377,862	6.4%	$799,627	755,871	5.8%
Foreign currency impact (2)	(9,278)	—		(19,612)	—
Segment net revenue	$392,760	377,862	3.9%	$780,015	755,871	3.2%

(1)  Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2)  Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Net Revenue

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Total revenues	$1,222,375	1,151,587	6.1%	$2,407,100	1,890,965	27.3%
Less: reimbursable items, interchange and assessments expenses	378,307	356,650	6.1	730,140	424,384	72.0
Net revenue	844,068	794,937	6.2%	1,676,960	1,466,581	14.3%

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TSYS Announces Second Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Diluted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Net income attributable to TSYS common shareholders	$115,014	69,708	65.0%	$220,882	160,336	37.8%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization	$50,783	58,210	(12.8)	$105,785	80,855	30.8
Add: Share-based compensation	11,009	12,557	(12.3)	20,051	20,707	(3.2)
Add: TransFirst M&A expenses*	4,149	20,676	(79.9)	8,973	33,859	(73.5)
Add: Litigation, claims, judgments or settlements**	(83)	—	na	1,878	—	na
Less: Tax impact of adjustments***	(22,657)	(25,735)	12.0	(47,089)	(39,631)	(18.8)
Adjusted earnings	$158,215	135,416	16.8%	$310,480	256,126	21.2%

Diluted EPS - Net income attributable to TSYS common shareholders
As reported (GAAP)	$0.62	0.38	64.3%	$1.19	0.87	37.2%

Adjusted diluted EPS	$0.85	0.73	16.4%	$1.68	1.39	20.7%

Weighted average diluted shares outstanding	185,286	184,598		185,122	184,335

*     Costs associated with the TransFirst acquisition and integration that are included in selling, general and administrative expenses and nonoperating expenses.

**   Litigation settlement or settlement discussions and related legal expenses.

***  Certain of these merger and acquisition costs are nondeductible for income tax purposes. Income tax impact includes a discrete item as a result of the acquisition.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Percent			Percent
	2017	2016	Change	2017	2016	Change
Net income	$116,512	71,748	62.4%	$223,619	164,156	36.2%
Adjust for:
Less: Equity in income of equity investments	(9,513)	(5,977)	(59.2)	(22,422)	(12,224)	(83.4)
Add: Income taxes	56,207	40,290	39.5	99,289	83,719	18.6
Add: interest expense, net	29,537	30,770	(4.0)	59,310	53,065	11.8
Add: Depreciation and amortization	99,359	104,969	(5.3)	203,537	172,552	18.0
Less: (Gain)/loss on foreign currency translations	513	(960)	nm	824	(1,469)	nm
Less: Other nonoperating (income) expenses	(8)	(50)	84.0	(189)	261	nm
Add: Share-based compensation	11,008	12,566	(12.4)	20,055	20,724	(3.2)
Add: TransFirst M&A expenses*	4,166	20,676	(79.9)	9,034	24,078	(62.5)
Add: Litigation, claims, judgments or settlements	(83)	—	na	1,878	—	na
Adjusted EBITDA	$307,698	274,032	12.3%	$594,935	504,862	17.8%

*     Costs associated with the TransFirst acquisition and integration that are included in selling, general and administative expenses.

nm = not meaningful

na = not applicable

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TSYS Announces Second Quarter 2017 Earnings

Reconciliation of GAAP to Non-GAAP

Free Cash Flow

(unaudited)

(in thousands)

	Six Months Ended
Free cash flow:	June 30,
	2017	2016

Net cash provided by operating activities (GAAP)	$400,792	339,081
Capital expenditures	(65,543)	(81,808)
Free cash flow (non-GAAP)	$335,249	257,273

Revised Guidance Summary

(unaudited)

(in millions, except per share data)

	2017			% Change
Revenue:

Total revenues (GAAP)	$4,809	to	$4,889	15%	to	17%
Less: reimbursable items, interchange and assessments expenses	1,494	to	1,494
Net revenue (non-GAAP)	$3,315	to	$3,395	9%	to	12%

Earnings per share (EPS) :

Diluted EPS (GAAP)	$2.30	to	$2.38	33%	to	37%
Acquisition intangible amortization, share-based compensation, litigation, claims, judgments or settlements and TransFirst M&A expenses, less the tax impact of adjustments	0.92	to	0.92
Adjusted diluted EPS attributable to TSYS common shareholders * (non-GAAP)	$3.22	to	$3.30	15%	to	18%

* Weighted average diluted shares outstanding		185

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